UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2022

MIDWEST ENERGY EMISSIONS CORP.
(Exact name of registrant as specified in its charter)

Commission file number 000-33067

Delaware	87-0398271
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
1810 Jester Drive Corsicana, Texas	75109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (614) 505-6115

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 28, 2022, Midwest Energy Emissions Corp. (the “Company”), along with its wholly-owned subsidiary, MES, Inc. (“MES”), entered into Amendment No. 1 to the Unsecured Note Financing Agreement and Reaffirmation of Guaranty (“Amendment No. 1”) with AC Midwest Energy LLC (“AC Midwest”) which amended certain provisions of the Unsecured Note Financing Agreement and Reaffirmation of Guaranty entered into with AC Midwest on February 25, 2019 (the “Unsecured Note Financing Agreement”).

AC Midwest is the holder of an unsecured note with a principal amount outstanding of $13,154,931 which was issued on February 25, 2019 pursuant to the Unsecured Note Financing Agreement, pursuant to which AC Midwest exchanged a previously issued subordinated unsecured note in the principal amount of $13,000,000, together with all accrued and unpaid interest thereon, for a new unsecured note in the principal amount of $13,154,931 (the “Unsecured Note”). The Unsecured Note was scheduled to mature on August 25, 2022 and bears a zero cash interest rate. Pursuant to the Unsecured Note Financing Agreement, AC Midwest shall also be entitled to a profit participation preference equal to 1.0 times the original principal amount (the “Profit Share”). Prior to maturity, the outstanding principal, as well as the Profit Share, are to be paid from Net Litigation Proceeds from claims relating to the Company’s intellectual property, Net Revenue Share and Adjusted Free Cash Flow (as such terms are defined in the Unsecured Note Financing Agreement, and to the extent set forth therein). Any remaining principal balance due on the Unsecured Note shall be due and payable in full on the maturity date. The Profit Share, however, if not paid in full on or before the maturity date shall remain subject to the Unsecured Note Financing Agreement until full and final payment. The Profit Share is “non-recourse” and shall only be derived from and computed on the basis of, and paid from, Net Litigation Proceeds from claims relating to the Company’s intellectual property, Net Revenue Share and Adjusted Free Cash Flow.

As previously reported, on August 30, 2022, AC Midwest agreed to a short-term extension of the maturity date of the Unsecured Note from August 25, 2022 to September 30, 2022, and on September 28, 2022, AC Midwest agreed to an additional short-term extension of such maturity date from September 30, 2022 to October 31, 2022 in order to provide the Company sufficient time in which to conclude the process of negotiating certain changes and modifications to such financing arrangements with AC Midwest.

Pursuant to Amendment No. 1, the maturity date of the Unsecured Note was extended to August 25, 2025. In addition, the parties agreed that the Profit Share be increased by $4,500,000 from $13,154,931 (representing 1.0 times the original principal amount) to $17,654,931, and that a portion of any Equity Offering Net Proceeds (as defined in Amendment No. 1) received by the Company shall also be used to pay the outstanding principal due on the Unsecured Note and Profit Share.

In addition, there remains outstanding to AC Midwest a principal balance of $271,686 due under a secured note issued on November 29, 2016, in the original principal amount of $9,646,686, which also was scheduled to mature on August 25, 2022 (the “Secured Note”). Similar to the maturity date of the Unsecured Note, the two short-term extensions described above also extended the maturity date of the Secured Note to October 31, 2022.

On October 28, 2022, the Company and MES entered into Amendment No. 4 to Amended and Restated Financing Agreement and Reaffirmation of Guaranty (“Amendment No. 4”) with AC Midwest which extended the maturity date of the Secured Note from October 31, 2022 to August 25, 2025, and reduced the interest rate on the remaining principal balance of the Secured Note from 15.0% to 9.0% per annum.

In addition to the foregoing, on October 28, 2022, the Company and AC Midwest also entered into a Repurchase Option Agreement pursuant to which the Company shall have the option to repurchase a portion of the shares of common stock of the Company owned by AC Midwest at a purchase price of $0.50 per share until the earlier of (i) the date AC Midwest’s beneficial ownership reaches 5.0% of the Company’s issued and outstanding common stock, or (ii) August 25, 2025.

The foregoing summary of certain provisions of Amendment No. 1, Amendment No. 4 and the Repurchase Option Agreement is qualified in its entirety by reference to the actual documents, copies of which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K, and are incorporated by reference herein.

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Item 1.02 Termination of a Material Definitive Agreement.

The Company, MES and AC Midwest entered into a Termination Agreement (the “Termination Agreement”) on October 28, 2022 related to the Debt Repayment Agreement and Exchange Agreement entered into on June 1, 2021, as amended on January 24, 2022 (the “Debt Repayment Agreement”), which was expected to repay all existing secured and unsecured debt obligations held by AC Midwest through a combination of cash and stock. The closing was subject to various conditions including but not limited to the completion of an offering of equity securities resulting in net proceeds of at least $12.0 million by December 31, 2021, which was extended to June 30, 2022. Such closing conditions were not met by June 30, 2022.

Pursuant to the Termination Agreement, the parties agreed to terminate the Debt Repayment Agreement with immediate effect and that none of the parties shall have any further responsibility or liability thereunder.

The foregoing summary of the Termination Agreement is qualified in its entirety by reference to the actual document, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K, and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

10.1*	Amendment No. 1 to Unsecured Note Financing Agreement among Midwest Energy Emissions Corp., MES, Inc. and AC Midwest Energy LLC dated as of October 28, 2022

10.2*	Amendment No. 4 to Amended and Restated Financing Agreement among Midwest Energy Emissions Corp., MES, Inc. and AC Midwest Energy LLC dated as of October 28, 2022

10.3*	Repurchase Option Agreement between Midwest Energy Emissions Corp. and AC Midwest Energy LLC dated as of October 28, 2022

10.4*	Termination Agreement among Midwest Energy Emissions Corp., MES, Inc. and AC Midwest Energy LLC dated as of October 28, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Midwest Energy Emissions Corp.

Date: November 2, 2022	By:	/s/ David M. Kaye
David M. Kaye Secretary

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